Investor presentation TRISTATE CAPITAL HOLDINGS, INC. (NASDAQ: TSC) Fourth quarter ended December 31, 2019

Important Information About this presentation Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended December 31, 2019, compared to the same TTM period the year prior; and balance sheet data is as of December 31, 2019, compared to one year prior. Forward looking statements: This presentation may contain “forward-looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. 2 Investor presentation

Three Businesses Drive Differentiated Growth Sophistication of a super regional financial firm with the high touch of a boutique firm Private Banking Investment Management Commercial Banking NATIONAL NATIONAL PA, NY, NJ & OH Organic growth Organic & acquisitive growth Organic growth Low capital requirements Low capital requirements Traditional capital requirements Self-funding liquidity management Relationship-driven liquidity and treasury management funding 3 Investor presentation

Three Businesses Drive Differentiated Growth For the trailing twelve-months and period ending December 31, 2019 Growth in net income available 4% to common stockholders Asset quality Operating leverage LIBOR neutral balance sheet 11% Total revenue growth 29% 20% 27% Private banking Investment management fee Commercial loan growth contribution to total revenue loan growth 4 Investor presentation

Unique Model Sophisticated, high-touch, client-focused approach to financial services positions us to do well while empowering our clients to do well 29% of revenue from non-interest income 12% organic NII growth YOY driven through lower credit risk and variable rate loans 28% organic loan growth YOY 31% organic deposit growth YOY 92% of loans and 26% of debt securities variable rate 54.49% YTD Bank efficiency ratio ~$650k quarterly revenue/FTE annualized ~18% insider ownership 0 branches 5 Investor presentation

Strong Foundation for Future Growth since 2013 IPO illustrates the strength and effectiveness of strategy % Change 12/31/2019 3/31/2013 Among Fortune’s 100 since IPO Fastest-Growing Companies (Dollars in Thousands) Assets $ 7,765,810 $ 2,074,287 274% Total revenue (TTM) $ 179,423 $ 63,548 182% Ranked by Fortune1 in 2019 for 3rd consecutive year based on: Net interest income $ 127,057 $ 58,487 117% • 33% growth in EPS (TTM) Non-interest income $ 52,366 $ 5,061 935% • 29% growth in revenue (TTM) Income before tax • 16% total return $ 68,658 $ 17,629 289% (TTM) on a three-year annualized basis EPS2 (TTM) $ 1.89 $ 0.48 294% 1 The September 2019 issue of Fortune reported that it ranks the 100 Fastest-Growing Companies listed on major U.S. stock exchanges by "revenue growth rate, EPS growth rate, and total return for the period ended June 29, 2019 on a three-year annualized. (To compute the revenue and EPS growth rates, Fortune uses a trailing-four-quarters log linear least square regression fit.)." 2 Fully diluted earnings per share 6 Investor presentation

DOUBLE -DIGIT EPS GROWTH $2.00 $1.89 $1.81 $1.80 CAGR 24% Record of Growth $1.60 $1.40 $1.32 Double-digit YOY EPS growth for $1.20 22 of 27 quarters $1.01 $1.00 $0.80 $0.80 $0.60 2015 2016 2017 2018 2019 7 Investor presentation

2020 Financial Performance Goals Aimed at sustaining record of double-digit earnings growth over long term Grow total Grow pre-tax Organically grow Grow deposits at a revenue at a income at a double- loans at a double-digit pace of double-digit pace digit pace double-digit pace 15%–25% of 15%–25% Maintain strong credit Maintain Chartwell's Grow Chartwell Improve Chartwell's quality metrics strong investment gross client inflows by adjusted EBITDA margin Continuing to distinguish us by performance relative at least 25% by at least 400 bps driving peer leading risk to benchmarks Excluding acquisition related adjusted returns expenses 8 Investor presentation

TriState Capital

Operating Leverage

Driven by revenue growth, exceptional client focus, scalable model and prudent management, which enables sophisticated client experience, agility and efficiency

Unique branchless model

276 FTEs
Highly experienced and high-performing team

54.49% YTD bank efficiency ratio
compared to 53.09% in prior year period

SUPERIOR REVENUE / EMPLOYEE



$700,000
$650,000
$600,000
$550,000
$500,000
2015
2016
2017
2018
2019

*Revenue per employee was ~$650,000 in 2019, more than ***twice*** that of our peer median[1]

[1] Peer data for bank holding companies with $5B-$10B in MRQ assets. Analysis of net interest income plus non-interest income, annualized, divided by period-end FTE employees based on data from S&P Global Market Intelligence.

9 Investor presentation

Private Banking TSC’s fastest-growing channel for lending and part of its integrated advisor solutions strategy PRIVATE BANKING LOANS Loans over-collateralized by marketable $4.0 securities or cash value life insurance $3.695 (CVLI) policies are monitored utilizing $3.5 the bank’s proprietary technology CAGR • No loss history $3.0 29% $2.870 $2.5 Favorable regulatory capital treatment $2.266 s given reduced risk weighting enhances n o i l $2.0 l i capital efficiency B $1.736 $1.5 $1.345 Marketable securities collateral consist of liquid and primarily well-diversified $1.0 portfolios $0.5 $0.0 2015 2016 2017 2018 2019 % of Total Loans 47.3% 51.0% 54.1% 55.9% 56.2% 10 Investor presentation

Private Banking The Opportunity Aimed at assisting financial advisors of all types provide enhanced value to their clients Deep relationships with 213 broker-dealers, regional securities firms, RIAs, family offices and trust companies that do not offer banking services themselves These platforms enhance TSC's network of 60,000+ independent financial advisors, trust officers and family office executives seeking to add value for their clients Private banking loans prove attractive to the fast-growing numbers of financial advisors moving from wire houses to independent platforms ~31% High net worth Loans to HNW Median LTV individuals, trusts and individuals used for of these businesses any purpose (except to outstanding loans purchase securities) 11 Investor presentation

Advisor Solutions Continually innovating to be leading, trusted and essential partner Responding to advisors' focus on creating a holistic experience and enhanced value proposition for their Securities- clients by: Based Private • Complementing advisors' capabilities with Bank Lending Future unique and essential products and services Services which can be integrated into their environments • Customizing technology, including digital Financial lending platform, and in-person delivery to Chartwell's Treasury meet their needs and clients' expectations Niche Advisors Management Investment and their Services • Optimizing risk management and Products Clients monitoring through smart and scalable proprietary collateral monitoring system Future • Respecting their relationships by supporting, Products and not competing with them Premium Cash Management 12

ORGANIC, IN-MARKET COMMERCIAL LOAN GROWTH $3.0 $2.883 CAGR $2.5 18% Middle-Market $2.263 Commercial $2.0 $1.919 $1.665 s Banking n $1.496 o i l $1.5 l i Four-state Mid-Atlantic footprint B $1.0 commercial loan $0.5 27% growth YOY $0.0 2015 2016 2017 2018 2019 C&I CRE: owner-occupied CRE: non-owner occupied 13 Investor presentation

Middle-Market Commercial Banking In-market relationships diversified across industries, property type and geographies Highly experienced in-market regional presidents and relationship managers, with 21+ years average experience, source and serve local clients through our Mid-Atlantic representative offices 22% 50% 12% 24% 43% 16% COMMERCIAL C&I LOANS CRE LOANS LOANS BY $1.09B $1.80B 27% REGION $2.88B 21% 9% 17% 5% 17% 19% 18% Income-producing Owner-occupied Service Real estate Western PA Eastern PA Multifamily/apartment Construction/land Manufacturing Transportation Ohio New Jersey All others NYC 14 Investor presentation

Superior Credit Quality Drives consistently low annual credit costs ALLOWANCE / NPLs NPLs / TOTAL LOANS 8,000% 7,667.4% $7 1.5% $6 6,000% $5 s 1.0% $4 n o 4,000% i l l i $3 B 0.59% 0.52% 2,000% 0.5% $2 452.9% 590.4% 107.9% 105.5% 0.08% $1 0.04% —% 0% 0.0% $0 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 NCOs / AVERAGE LOANS 0.6% 0.0% NPLs / total loans 0.4% 0.2% 0.09% 0.10% —% 0.02% (0.03)% 0.0% -0.2% 2015 2016 2017 2018 2019 US Bank Aggregate NCOs / Avg Loans 15

Organic Deposit Growth DIVERSE AND HIGH-QUALITY DEPOSIT FRANCHISE World class financial institutions $8 and national deposit team 4.5% Treasury management 4.0% capabilities and team enhanced $6 3.5% in 2016 3.0% s n o 2.5% i 2.23% Enhanced capabilities to serve l $4 l i family offices and ultra high net B 2.0% worth clients in 2018 1.76% 1.5% $2 1.0% 0.51% of deposits are 0.5% 0.43% 22% fixed-rate CDs $0 0.0% 2015 2016 2017 2018 2019 1-Month LIBOR1 Average Cost of Deposits Certificates of Deposit Money Market Deposits Noninterest and Interest Checking 1 1-Month London Interbank Offered Rate (LIBOR), based on U.S. Dollar, Percent. Daily, Not Seasonally Adjusted 16 Investor presentation

Treasury Management a Strategic Priority Investments in best-in-class technology and talent beginning in 2016 are paying off for our clients and our business TREASURY MANAGEMENT DEPOSIT ACCOUNTS Treasury management deposits are up approximately 78% year-to-date $1,200 $1,053.1 $1,074.6 $978.5 $1,000 13 dedicated professionals across regional footprint $789.8 $800 s More than 500 clients and growing, n $603.3 o i l l $600 i including deposit-only clients with essential M need for treasury management services $400 $200 $0 12/31/18 03/31/19 06/30/19 09/30/19 12/31/19 17 Investor presentation

Treasury Management Deposits Sophisticated and high touch service combined with transparent fee structures driving growth with existing clients and rapid expansion of new clients Commercial Operating C&I Non-Lending 15% 16% Banks 1% Funds, Custody, 3% Trusts 4% Real Estate BALANCES OF 9% Non-Profit $1.07B 21% Financial Intermediaries 6% Family Offices & Foundations 3% 22% Payment Processors Service Providers 0.4% Other 18

Chartwell Investment management fees provide significant income diversification Leveraging TSC's distribution network CHARTWELL REVENUE AND EBITDA and expertise to grow Chartwell Investment Partners' AUM $50 Enhancing institutional inflows while $40 $37.0 $37.1 $37.6 $36.5 maintaining strong retail momentum $29.6 $30 s • Retail up to 26% in MRQ from n o i l l i 8% when Chartwell was acquired M $20 in 2014 $13.2 $10 $8.5 $7.4 $6.9 $5.8 13% Institutional $0 13% Subadvisory 2015 2016* 2017 2018* 2019 $9.70B AUM Mutual Funds 6% Revenue EBITDA 68% Managed Accounts * EBITDA reflects change in the fair value of acquisition earnout in the period 19 Investor presentation

Chartwell Offers strategies not easily replicated by passive products AUM of $9.70B up 22% since TSC acquired Chartwell in 2014 strategies outperforming respective 9 benchmarks for 3 and 5 years Growth driven by superior investment performance Small Cap Value Mid Cap Value Smid Cap Value Dividend Value 13% Value Equity Covered Call 24% Short Duration BB-Rated High Yield Fixed Income Growth Equity AUM BY Intermediate High Grade Fixed Income INVESTMENT 2% Balanced Core High Grade Fixed Income TEAM 11% Fixed Income Core Plus Fixed Income 50% Large Cap Short Duration High Grade Corporate Berwyn Income Fund Large Cap Growth Small Cap Growth High Yield Fixed Income 20 Investor presentation

Capital and Investment Profile History of deploying capital in accretive acquisitions while organically growing balance sheet Deployed $66M raised in 2013 IPO Investment Profile2 (last common equity raise) in three accretive investment management Closing Price $ 24.08 acquisitions1 while organically growing 52-Week High $ 26.43 bank’s balance sheet by more than $4B 52-Week Low $ 18.95 Raised net capital of $116M in Common Shares Outstanding 29.4M 2018-2019 offerings of non-cumulative Float 24.1M perpetual preferred stock, providing additional Tier 1 capital for the holding Average Daily Volume (3 mos.) ~87,000K company Insider Ownership ~18% Repurchased 2.1M shares since 4Q14 for $32.3M (~$15.36 per share) 1 Chartwell acquisition closed 3/5/2014, TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018. 2 Market data as of January 30, 2020, common shares outstanding as of December 31, 2019. 21 Investor presentation appendix 22 Investor presentation

KEY PERFORMANCE RATIOS

(Dollars in thousands)	As of and For the Years Ended December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Performance ratios:					
Return on average assets (1)	0.89 %	1.04%	0.89%	0.81%	0.74%
Return on average common equity (2)	11.47 %	12.57%	10.30%	8.48%	7.13%
Net interest margin	1.97 %	2.26%	2.25%	2.23%	2.36%
Total revenue	$ 179,423	$ 161,391	$ 138,009	$ 121,244	$ 103,403
Bank efficiency ratio	54.49 %	53.09%	57.39%	61.17%	62.30%
Non-interest expense to average assets	1.66 %	1.93%	2.15%	2.23%	2.32%
Asset quality:					
Non-performing loans	$ 184	$ 2,237	$ 3,183	$ 17,790	$ 16,660
Non-performing assets	$ 4,434	$ 5,661	$ 6,759	$ 21,968	$ 18,390
Other real estate owned	$ 4,250	$ 3,424	$ 3,576	$ 4,178	$ 1,730
Non-performing assets to total assets	0.06 %	0.09%	0.14%	0.56%	0.56%
Non-performing loans to total loans	— %	0.04%	0.08%	0.52%	0.59%
Allowance for loan and lease losses to loans	0.21 %	0.26%	0.34%	0.55%	0.63%
Allowance for loan and lease losses to non-performing loans	7,667.39 %	590.43%	452.94%	105.46%	107.89%
Net charge-offs	$ (1,868)	$ 1,004	$ 3,722	$ 50	$ 2,312
Net charge-offs to average total loans	(0.03)%	0.02%	0.10%	—%	0.09%
Investment management segment:					
Assets under management	$ 9,701,000	$ 9,189,000	$ 8,309,000	$ 8,055,000	$ 8,005,000
EBITDA	$ 5,824	$ 6,900	$ 7,421	$ 13,208	$ 8,481

23 INVESTOR PRESENTATION

INCOME STATEMENT

(Dollars in thousands, except per share data)		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
		For the Years Ended								
Income statement data:										
Interest income	$	262,447	$	199,786	$	134,295	$	98,312	$	83,596
Interest expense		135,390		86,382		42,942		23,499		15,643
Net interest income		127,057		113,404		91,353		74,813		67,953
Provision (credit) for loan and lease losses		(968)		(205)		(623)		838		13
Net interest income after provision for loan and lease losses		128,025		113,609		91,976		73,975		67,940
Non-interest income:										
Investment management fees		36,442		37,647		37,100		37,035		29,618
Net gain (loss) on the sale and call of debt securities		416		(70)		310		77		33
Other non-interest income		15,924		10,340		9,556		9,396		5,832
Total non-interest income		52,782		47,917		46,966		46,508		35,483
Non-interest expense:										
Intangible amortization expense		2,008		1,968		1,851		1,753		1,558
Change in fair value of acquisition earn out		—		(218)		—		(3,687)		—
Other non-interest expense		110,141		99,407		89,621		80,728		68,485
Total non-interest expense		112,149		101,157		91,472		78,794		70,043
Income before tax		68,658		60,369		47,470		41,689		33,380
Income tax expense		8,465		5,945		9,482		13,048		10,892
Net income	$	60,193	$	54,424	$	37,988	$	28,641	$	22,488
Preferred stock dividends		5,753		2,120		—		—		—
Net income available to common shareholders	$	54,440	$	52,304	$	37,988	$	28,641	$	22,488
Earnings per common share:										
Basic	$	1.95	$	1.90	$	1.38	$	1.04	$	0.81
Diluted	$	1.89	$	1.81	$	1.32	$	1.01	$	0.80

24 INVESTOR PRESENTATION

Period-End Balance Sheet As of (Dollars in thousands) December 31, December 31, December 31, December 31, December 31, 2019 2018 2017 2016 2015 Period-end balance sheet data: Cash and cash equivalents $ 403,855 $ 189,985 $ 156,153 $ 103,994 $ 96,676 Total investment securities 469,150 466,759 220,552 238,473 225,411 Loans and leases held-for-investment 6,577,559 5,132,873 4,184,244 3,401,054 2,841,284 Allowance for loan and lease losses (14,108) (13,208) (14,417) (18,762) (17,974) Loans and leases held-for-investment, net 6,563,451 5,119,665 4,169,827 3,382,292 2,823,310 Goodwill and other intangibles, net 65,854 67,863 65,358 67,209 50,816 Other assets 263,500 191,383 166,007 138,489 105,958 Total assets $ 7,765,810 $ 6,035,655 $ 4,777,897 $ 3,930,457 $ 3,302,171 Deposits $ 6,634,613 $ 5,050,461 $ 3,987,611 $ 3,286,779 $ 2,689,844 Borrowings, net 355,000 404,166 335,913 239,510 254,308 Other liabilities 154,916 101,674 65,302 52,361 32,042 Total liabilities 7,144,529 5,556,301 4,388,826 3,578,650 2,976,194 Preferred stock 116,079 38,468 — — — Common shareholders' equity 505,202 440,886 389,071 351,807 325,977 Total shareholders' equity 621,281 479,354 389,071 351,807 325,977 Total liabilities and shareholders' equity $ 7,765,810 $ 6,035,655 $ 4,777,897 $ 3,930,457 $ 3,302,171 25 Investor presentation

Capital Ratios As of December 31, December 31, December 31, December 31, December 31, 2019 2018 2017 2016 2015 TSCH capital ratios: Tier 1 leverage ratio 7.54% 7.28% 7.25% 7.90% 9.05 % Common equity tier 1 risk-based capital ratio 9.32% 9.64% 11.14% 11.49% 12.20 % Tier 1 risk-based capital ratio 11.75% 10.58% 11.14% 11.49% 12.20 % Total risk-based capital ratio 12.05% 10.86% 11.72% 12.66% 13.88 % TSCB capital ratios: Tier 1 leverage ratio 7.22% 7.49% 7.55% 8.04% 9.29 % Common equity tier 1 risk-based capital ratio 11.26% 10.90% 11.62% 11.75% 12.56 % Tier 1 risk-based capital ratio 11.26% 10.90% 11.62% 11.75% 12.56 % Total risk-based capital ratio 11.57% 11.25% 11.99% 12.39% 13.35% 26 Investor presentation

Loan Composition (Dollars in thousands) As of Loan and Lease Composition December 31, December 31, December 31, December 31, December 31, 2019 2018 2017 2016 2015 C&I $ 1,085,709 $ 785,320 $ 667,684 $ 587,423 $ 634,232 CRE 1,796,448 1,478,010 1,250,823 1,077,703 862,188 Private banking 3,695,402 2,869,543 2,265,737 1,735,928 1,344,864 Loans and leases held-for-investment $ 6,577,559 $ 5,132,873 $ 4,184,244 $ 3,401,054 $ 2,841,284 C&I 16.5% 15.3% 16.0% 17.3% 22.4% CRE 27.3% 28.8% 29.9% 31.7% 30.3% Private banking 56.2% 55.9% 54.1% 51.0% 47.3% Loans and leases held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0% 27 Investor presentation

Deposit Composition (Dollars in thousands) As of December 31, December 31, December 31, December 31, December 31, Deposit Composition 2019 2018 2017 2016 2015 Noninterest-bearing checking accounts $ 356,102 $ 258,268 $ 248,092 $ 230,226 $ 159,859 Interest-bearing checking accounts 1,398,264 778,131 455,341 218,984 136,037 Money market deposit accounts 3,426,745 2,781,870 2,289,789 1,938,707 1,464,279 Certificates of deposit 1,453,502 1,232,192 994,389 898,862 929,669 Total deposits $ 6,634,613 $ 5,050,461 $ 3,987,611 $ 3,286,779 $ 2,689,844 Noninterest-bearing checking accounts 5.4% 5.1% 6.3% 7.0% 5.9% Interest-bearing checking accounts 21.1% 15.4% 11.4% 6.7% 5.1% Money market deposit accounts 51.6% 55.1% 57.4% 59.0% 54.4% Certificates of deposit 21.9% 24.4% 24.9% 27.3% 34.6% Total deposits 100.0% 100.0% 100.0% 100.0% 100.0% 28 Investor presentation

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	2019 Average Balance	2019 Interest Income (1)/ Expense	2019 Average Yield/ Rate	2018 Average Balance	2018 Interest Income (1)/ Expense	2018 Average Yield/ Rate	2017 Average Balance	2017 Interest Income (1)/ Expense	2017 Average Yield/ Rate
Assets									
Interest-earning deposits	$ 313,413	$ 6,628	2.11%	$ 188,921	$ 3,598	1.90%	$ 126,888	$ 1,466	1.16%
Federal funds sold	8,803	167	1.90%	8,315	156	1.88%	6,923	68	0.98%
Debt securities available-for-sale	250,064	8,119	3.25%	205,652	6,195	3.01%	144,735	3,122	2.16%
Debt securities held-to-maturity	193,443	6,921	3.58%	90,895	3,399	3.74%	58,635	2,463	4.20%
Debt securities trading	—	—	—%	—	—	—%	188	4	2.13%
Equity securities	6,733	115	1.71%	10,517	277	2.63%	8,539	266	3.12%
FHLB stock	18,043	1,270	7.04%	15,136	924	6.10%	13,286	603	4.54%
Total loans and leases	5,669,507	239,328	4.22%	4,500,117	185,349	4.12%	3,711,701	126,544	3.41%
Total interest-earning assets	6,460,006	262,548	4.06%	5,019,553	199,898	3.98%	4,070,895	134,536	3.30%
Other assets	281,171			221,467			193,532		
Total assets	$ 6,741,177			$ 5,241,020			$ 4,264,427		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 1,058,064	$ 21,480	2.03%	$ 612,921	$ 11,440	1.87%	$ 336,337	$ 3,706	1.10%
Money market deposit accounts	2,943,541	69,336	2.36%	2,429,203	45,106	1.86%	1,999,399	22,350	1.12%
Certificates of deposit	1,371,038	34,776	2.54%	1,071,556	21,947	2.05%	967,503	11,429	1.18%
Borrowings:									
FHLB borrowings	394,480	8,639	2.19%	325,356	5,555	1.71%	295,315	3,152	1.07%
Line of credit borrowings	1,234	68	5.51%	2,568	119	4.63%	2,214	90	4.07%
Subordinated notes payable, net	17,335	1,091	6.29%	34,807	2,215	6.36%	34,605	2,215	6.40%
Total interest-bearing liabilities	5,785,692	135,390	2.34%	4,476,411	86,382	1.93%	3,635,373	42,942	1.18%
Noninterest-bearing deposits	267,846			244,090			210,860		
Other liabilities	128,618			75,473			49,279		
Shareholders' equity	559,021			445,046			368,915		
Total liabilities and shareholders' equity	$ 6,741,177			$ 5,241,020			$ 4,264,427		
Net interest income (1)		$ 127,158			$ 113,516			$ 91,594	
Net interest spread			1.72%			2.05%			2.12%
Net interest margin (1)			1.97%			2.26%			2.25%

Years Ended December 31.

(1) Interest income and net interest margin are calculated on a fully taxable equivalent basis.

29 INVESTOR PRESENTATION

TriState Capital

SEGMENTS

(Dollars in thousands)	Year Ended December 31, 2019 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:				
Interest income	$ 262,332	$ —	$ 115	$ 262,447
Interest expense	134,336	—	1,054	135,390
Net interest income (loss)	127,996	—	(939)	127,057
Provision (credit) for loan and lease losses	(968)	—	—	(968)
Net interest income (loss) after provision for loan and lease losses	128,964	—	(939)	128,025
Non-interest income:				
Investment management fees	—	36,889	(447)	36,442
Net gain (loss) on the sale and call of debt securities	416	—	—	416
Other non-interest income	15,051	31	842	15,924
Total non-interest income	15,467	36,920	395	52,782
Non-interest expense:				
Intangible amortization expense	—	2,008	—	2,008
Change in fair value of acquisition earn out	—	—	—	—
Other non-interest expense	77,945	31,561	635	110,141
Total non-interest expense	77,945	33,569	635	112,149
Income (loss) before tax	66,486	3,351	(1,179)	68,658
Income tax expense (benefit)	8,015	918	(468)	8,465
Net income (loss)	$ 58,471	$ 2,433	$ (711)	$ 60,193

(Dollars in thousands)	Year Ended December 31, 2018 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:				
Interest income	$ 199,510	$ —	$ 276	$ 199,786
Interest expense	84,055	—	2,327	86,382
Net interest income (loss)	115,455	—	(2,051)	113,404
Provision (credit) for loan and lease losses	(205)	—	—	(205)
Net interest income (loss) after provision for loan and lease losses	115,660	—	(2,051)	113,609
Non-interest income:				
Investment management fees	—	37,939	(292)	37,647
Net gain (loss) on the sale and call of debt securities	(70)	—	—	(70)
Other non-interest income	11,112	1	(773)	10,340
Total non-interest income	11,042	37,940	(1,065)	47,917
Non-interest expense:				
Intangible amortization expense	—	1,968	—	1,968
Change in fair value of acquisition earn out	—	(218)	—	(218)
Other non-interest expense	67,190	31,760	457	99,407
Total non-interest expense	67,190	33,510	457	101,157
Income (loss) before tax	59,512	4,430	(3,573)	60,369
Income tax expense (benefit)	5,856	579	(490)	5,945
Net income (loss)	$ 53,656	$ 3,851	$ (3,083)	$ 54,424

30 INVESTOR PRESENTATION

Reconciliation of Non-GAAP Financial measures to GAAP Income Statement Items For the Years Ended December 31, December 31, December 31, December 31, December 31, (Dollars in thousands) 2019 2018 2017 2016 2015 Total revenue and pretax, pre-provision net revenue: Net interest income $ 127,057 $ 113,404 $ 91,353 $ 74,813 $ 67,953 Total non-interest income 52,782 47,917 46,966 46,508 35,483 Less: net gain (loss) on the sale and call of debt securities 416 (70) 310 77 33 Total revenue $ 179,423 $ 161,391 $ 138,009 $ 121,244 $ 103,403 Less: total non-interest expense 112,149 101,157 91,472 78,794 70,043 Pre-tax, pre-provision net revenue $ 67,274 $ 60,234 $ 46,537 $ 42,450 $ 33,360 For the Years Ended December 31, December 31, December 31, December 31, December 31, (Dollars in thousands) 2019 2018 2017 2016 2015 Bank total revenue: Net interest income $ 127,996 $ 115,455 $ 93,380 $ 76,727 $ 69,899 Total non-interest income 15,467 11,042 9,864 9,470 5,873 Less: net gain (loss) on the sale and call of debt securities 416 (70) 310 77 33 Bank total revenue $ 143,047 $ 126,567 $ 102,934 $ 86,120 $ 75,739 Bank efficiency ratio: Total non-interest expense $ 77,945 $ 67,190 $ 59,073 $ 52,676 $ 47,186 Total non-interest expense, as adjusted (numerator) $ 77,945 $ 67,190 $ 59,073 $ 52,676 $ 47,186 Total revenue (denominator) $ 143,047 $ 126,567 $ 102,934 $ 86,120 $ 75,739 Bank efficiency ratio 54.49% 53.09% 57.39% 61.17% 62.30% For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 31 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Income Statement Items For the Years Ended December 31, December 31, December 31, December 31, December 31, (Dollars in thousands) 2019 2018 2017 2016 2015 Investment Management EBITDA: Net income $ 2,433 $ 3,851 $ 4,551 $ 6,933 $ 4,368 Interest expense — — — — — Income tax expense 918 579 522 4,357 2,477 Depreciation expense 465 502 497 165 78 Intangible amortization expense 2,008 1,968 1,851 1,753 1,558 EBITDA $ 5,824 $ 6,900 $ 7,421 $ 13,208 $ 8,481 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 32 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Balance Sheet Items As of December 31, December 31, December 31, December 31, December 31, 2019 2018 2017 2016 2015 Tangible common equity and tangible book value per common share: Common shareholders' equity $ 505,202 $ 440,886 $ 389,071 $ 351,807 $ 325,977 Less: goodwill and intangible assets 65,854 67,863 65,358 67,209 50,816 Tangible common equity (numerator) $ 439,348 $ 373,023 $ 323,713 $ 284,598 $ 275,161 Common shares outstanding (denominator) 29,355,986 28,878,674 28,591,101 28,415,654 28,056,195 Tangible book value per common share $ 14.97 $ 12.92 $ 11.32 $ 10.02 $ 9.81 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 33 Investor presentation